                                                                    EXHIBIT 28.1

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-AUG-97

Deal Reference                                        93-2A             93-2B              93-2C                93-2D
                                                 --------------    --------------     ---------------      --------------
Beginning Security Balance                       $63,270,941.35    $59,203,732.00     $125,222,892.95     $ 86,878,805.39
  Loans Repurchased                                       -                 -                   -                  -
  Scheduled Principal Distribution                    65,746.84         59,854.34          142,158.32         483,539.69
  Additional Principal Distribution                   13,460.80         10,656.61           38,303.38          97,547.70
  Liquidations Distribution                          603,393.94        892,516.38        1,092,445.58       1,013,424.89
  Accelerated Prepayments                                 -                 -                   -                  -
  Adjustments (Cash)                                      -                 -                   -                  -
  Losses/Foreclosures                                     -                 -                   -                  -
  Special Hazard Account                                  -                 -                   -                  -
                                                 --------------    --------------     ---------------     --------------
                      Ending Security Balance    $62,688,349.77    $58,240,704.67     $123,949,985.67     $85,284,293.11
                                                 ==============    ==============     ===============     ==============
Interest Distribution:
Due Certificate Holders                          $   395,868.54    $   374,524.45     $    765,122.30     $   492,435.14
Compensating Interest                                  2,615.39             -                4,055.06           3,044.54

  Trustee Fee (Tx. Com. Bk.)                             711.80            740.03            1,565.29           1,085.99
  Pool Insurance Premium (PMI Mtg. Ins.)                  -                 -                   -                  -
  Pool Insurance (GE Mort. Ins.)                      15,311.57         16,991.51               -              13,987.49
  Pool Insurance (United Guaranty Ins.)                   -                 -                   -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)            -                 -                   -                  -
  Special Hazard Insurance (Comm. and Ind.)            3,005.37          1,771.15               -                  -
  Bond Manager Fee (Capstead)                          1,001.79            986.73            1,565.29           1,266.98
  Excess Compensating Interest (Capstead)                 -              5,290.68               -                  -
  Administrative Fee (Capstead)                        1,713.67             -                5,217.60           2,714.96
  Administrative Fee (Other)                              -                (10.99)              -                  -
  Excess-Fees                                             -                 -                   -                  -
  Special Hazard Insurance (Aetna Casualty)               -                 -                   -                  -
  Other                                                   -                (62.23)              -                  -
                                                 --------------    --------------     ---------------     --------------
                                   Total Fees         21,744.20         25,706.88            8,348.18          19,055.42
                                                 --------------    --------------     ---------------     --------------

Servicing Fee                                         21,259.96         18,431.73           32,992.70          24,827.52
 Interest on Accelerated Prepayments                      -                 -                   -                  -
                                                 --------------    --------------     ---------------     --------------
                  Total Interest Distribution    $   441,488.09    $   418,663.06     $    810,518.24     $   539,362.62
                                                 ==============    ==============     ===============     ==============

Loan Count                                                  233               203                 448                348

Weighted Average Pass-Through Rate                  7.557667166          7.718463         7.370959177        6.843736091


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-AUG-97

Deal Reference                                             93-2E.A            93-2E.B            93-2F              93-2G
                                                        --------------    ---------------    --------------    ---------------
Beginning Security Balance                              $56,799,455.69    $145,386,851.21    $71,817,841.00    $182,152,512.83
  Loans Repurchased                                              -                  -                 -                  -
  Scheduled Principal Distribution                          305,294.50         159,234.97         72,472.95         213,462.21
  Additional Principal Distribution                          23,085.69          41,621.60        123,594.57          65,030.79
  Liquidations Distribution                                 587,685.51         568,008.73      3,079,747.97       1,649,845.76
  Accelerated Prepayments                                        -                  -                 -                  -
  Adjustments (Cash)                                             -                  -                 -                  -
  Losses/Foreclosures                                            -                  -                 -                  -
  Special Hazard Account                                         -                  -                 -                  -
                                                        --------------    ---------------    --------------    ---------------
                             Ending Security Balance    $55,883,389.99    $144,617,985.91    $68,542,025.51    $180,224,174.07
                                                        ==============    ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                                 $   317,519.46    $    862,731.32    $   444,852.90    $  1,086,678.58
Compensating Interest                                           189.66             510.00             -               5,489.05

  Trustee Fee (Tx. Com. Bk.)                                    615.33           1,575.02            897.67           2,049.22
  Pool Insurance Premium (PMI Mtg. Ins.)                     12,495.88          31,985.11         20,611.80              -
  Pool Insurance (GE Mort. Ins.)                                 -                  -                 -                  -
  Pool Insurance (United Guaranty Ins.)                          -                  -                 -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                   -                  -                 -                  -
  Special Hazard Insurance (Comm. and Ind.)                      -                  -              2,148.49              -
  Bond Manager Fee (Capstead)                                   709.99           1,817.34          1,196.56           2,276.91
  Excess Compensating Interest (Capstead)                        -                  -             11,334.01              -
  Administrative Fee (Capstead)                               2,011.74           5,149.38              -              7,590.14
  Administrative Fee (Other)                                     -                  -                  0.01              -
  Excess-Fees                                                    -                  -                 -                  -
  Special Hazard Insurance (Aetna Casualty)                      -                  -                 -                  -
  Other                                                          -                  -                 -                  -
                                                        --------------    ---------------    --------------    ---------------
                                          Total Fees         15,832.94          40,526.85         36,188.54          11,916.27
                                                        --------------    ---------------    ---------------   ---------------

Servicing Fee                                                16,244.19          38,418.50         22,827.62          45,871.31
 Interest on Accelerated Prepayments                             -                  -                 -                  -
                                                        --------------    ---------------    --------------    ---------------
                         Total Interest Distribution    $   349,786.25    $    942,186.67    $   503,869.06    $  1,149,955.21
                                                        ==============    ===============    ==============    ===============
Loan Count                                                         226                490               246                647

Weighted Average Pass-Through Rate                          6.71222883        7.125056877          7.642387        7.195075904


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-AUG-97

Deal Reference                                          93-2H.1            93-2H.2             93-2I            93-2I.1
                                                     --------------     --------------     --------------    --------------
Beginning Security Balance                           $62,869,132.09     $34,463,263.00     $46,262,325.62    $44,814,161.21
  Loans Repurchased                                           -                  -                  -                 -
  Scheduled Principal Distribution                        59,941.03          32,085.30          45,703.06         41,247.00
  Additional Principal Distribution                       14,273.66           6,043.69           9,151.28        113,848.62
  Liquidations Distribution                            1,527,319.61         863,914.09              -          1,608,275.68
  Accelerated Prepayments                                     -                  -                  -                 -
  Adjustments (Cash)                                          -                  -                  62.45             -
  Losses/Foreclosures                                         -                  -             650,194.75             -
  Special Hazard Account                                      -                  -                  -                 -
                                                     --------------     --------------     --------------    --------------
                          Ending Security Balance    $61,267,597.79     $33,561,219.92     $45,557,214.08    $43,050,789.91
                                                     ==============     ==============     ==============    ==============
Interest Distribution:
Due Certificate Holders                              $   396,063.19     $   221,974.20     $   298,021.65    $   288,278.93
Compensating Interest                                         -                  -                  -                 -

  Trustee Fee (Tx. Com. Bk.)                                 785.86             430.77             578.29            560.17
  Pool Insurance Premium (PMI Mtg. Ins.)                      -                  -                  -                 -
  Pool Insurance (GE Mort. Ins.)                          18,483.52           9,890.93          13,153.93         13,175.35
  Pool Insurance (United Guaranty Ins.)                       -                  -                  -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                -                  -                  -                 -
  Special Hazard Insurance (Comm. and Ind.)                   -                  -                  -                 -
  Bond Manager Fee (Capstead)                                 -               1,622.21           2,310.24             -
  Excess Compensating Interest (Capstead)                  6,470.82           2,496.68              -              1,077.42
  Administrative Fee (Capstead)                            2,619.49             301.71             319.08          1,867.23
  Administrative Fee (Other)                                  -                  -                  -                 -
  Excess-Fees                                                 -                  -                (158.85)            -
  Special Hazard Insurance (Aetna Casualty)                1,629.35           1,031.07           1,384.04          1,161.43
  Other                                                       -                  -                  -                 -
                                                     --------------     --------------     --------------    --------------
                                       Total Fees         29,989.04          15,773.37          17,586.73         17,841.60
                                                     --------------     --------------     --------------    --------------

Servicing Fee                                             19,646.63          11,448.53          14,456.96         14,004.41
 Interest on Accelerated Prepayments                          -                  -                  -                 -
                                                     --------------     --------------     --------------    --------------
                      Total Interest Distribution    $   445,698.86     $   249,196.10     $   330,065.34    $   320,124.94
                                                     ==============     ==============     ==============    ==============
Loan Count                                                      223                113                175               176

Weighted Average Pass-Through Rate                      7.559764422            7.75027           7.776107        7.71931699

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-AUG-97


Deal Reference                                            93-2I.2            1995-A             1996-A            1996-B
                                                       --------------    ---------------    --------------    ---------------
Beginning Security Balance                             $47,537,893.75    $ 95,293,080.39    $71,704,602.71    $158,585,427.53
  Loans Repurchased                                              -            184,948.01              -                  -
  Scheduled Principal Distribution                          42,557.05          78,551.80         67,227.46         143,986.46
  Additional Principal Distribution                          3,398.62          44,658.97         12,776.92          24,412.78
  Liquidations Distribution                                848,672.55       3,004,548.20      2,338,294.82       4,522,955.27
  Accelerated Prepayments                                        -                  -                 -                  -
  Adjustments (Cash)                                             -                  -                 -                  -
  Losses/Foreclosures                                            -                  -                 -                  -
  Special Hazard Account                                         -                  -                 -                  -
                                                       --------------    ---------------    --------------    ---------------
                             Ending Security Balance   $46,643,265.53    $ 91,980,373.41    $69,286,303.51    $153,894,073.02
                                                       ==============    ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                                $   307,599.18    $    611,249.02    $   455,903.99    $  1,004,980.95
Compensating Interest                                            -                  -                 -                  -

  Trustee Fee (Tx. Com. Bk.)                                   594.23             794.10            896.30           1,982.32
  Pool Insurance Premium (PMI Mtg. Ins.)                    13,718.64               -                 -             42,857.71
  Pool Insurance (GE Mort. Ins.)                                 -             35,734.90              -                  -
  Pool Insurance (United Guaranty Ins.)                          -                  -            20,650.93               -
  Backup for Pool Insurance (Fin. Sec. Assur.)               2,281.15               -                 -              3,809.06
  Special Hazard Insurance (Comm. and Ind.)                      -                  -                 -                  -
  Bond Manager Fee (Capstead)                                    -                  -                 -                  -
  Excess Compensating Interest (Capstead)                      946.08           3,380.04          3,091.47          11,385.47
  Administrative Fee (Capstead)                              1,980.68           2,573.31          2,987.60           6,607.59
  Administrative Fee (Other)                                     -                  -                 -                  -
  Excess-Fees                                                    -                  -                 -                  -
  Special Hazard Insurance (Aetna Casualty)                  1,422.18           2,183.80          1,643.23           4,585.76
  Other                                                             -                  -                 -                  -
                                                       --------------    ---------------    --------------    ---------------
                                        Total Fees          20,942.96          44,666.15         29,269.53          71,227.91
                                                       --------------    ---------------    --------------    ---------------
Servicing Fee                                               14,855.66          29,779.12         20,048.66          46,199.79
 Interest on Accelerated Prepayments                             -                  -                 -                  -
                                                       --------------    ---------------    --------------    ---------------
                         Total Interest Distribution   $   343,397.80    $    685,649.29    $   505,222.18    $  1,122,408.65
                                                       ==============    ===============    ==============    ===============

Loan Count                                                        189                412               250                526

Weighted Average Pass-Through Rate                         7.764732235       7.697293665        7.62970252        7.604589897


Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  31-AUG-97


Deal Reference                                                1996-C.1          1996-C.2           1996-C.3
                                                           --------------    ---------------    --------------
Beginning Security Balance                                 $38,180,716.48    $ 64,691,472.48    $58,860,258.11
  Loans Repurchased                                                  -                  -                 -
  Scheduled Principal Distribution                              32,418.06          55,811.71         46,757.59
  Additional Principal Distribution                              7,893.62          63,093.36         12,312.18
  Liquidations Distribution                                  1,351,664.57       4,719,286.01        563,607.01
  Accelerated Prepayments                                            -                  -                 -
  Adjustments (Cash)                                                 -                  -                 -
  Losses/Foreclosures                                                -                  -                 -
  Special Hazard Account                                             -                  -                 -
                                                           --------------    ---------------    --------------
                                Ending Security Balance    $36,788,740.23    $ 59,853,281.40    $58,237,581.33
                                                           ==============    ===============    ==============
Interest Distribution:
Due Certificate Holders                                    $   244,040.94    $    430,797.98    $   365,225.54
Compensating Interest                                                -              1,323.65              -

  Trustee Fee (Tx. Com. Bk.)                                       477.26             539.10            490.51
  Pool Insurance Premium (PMI Mtg. Ins.)                             -                  -                 -
  Pool Insurance (GE Mort. Ins.)                                10,996.04               -                 -
  Pool Insurance (United Guaranty Ins.)                              -                  -            21,925.45
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                  -            14,682.45
  Special Hazard Insurance (Comm. and Ind.)                          -                  -                 -
  Bond Manager Fee (Capstead)                                        -                  -                 -
  Excess Compensating Interest (Capstead)                        2,483.37               -               975.51
  Administrative Fee (Capstead)                                  1,909.09           1,347.64          2,370.87
  Administrative Fee (Other)                                         -                  -                 -
  Excess-Fees                                                        -                  -                 -
  Special Hazard Insurance (Aetna Casualty)                        874.98               -             1,702.04
  Other                                                              -                  -                 -
                                                           --------------    ---------------    --------------
                                            Total Fees          16,740.74           1,886.74         42,146.83
                                                           --------------    ---------------    --------------
Servicing Fee                                                   11,931.49          15,841.95         18,393.86
 Interest on Accelerated Prepayments                                 -                  -                 -
                                                           --------------    ---------------    --------------
                             Total Interest Distribution   $   272,713.17    $    449,850.32    $   425,766.23
                                                           ==============    ===============    ==============

Loan Count                                                            149                262               245

Weighted Average Pass-Through Rate                            7.670079427        8.015677123          7.745287
